1
EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT
I,

Charles

D.

Knight,

Executive

Vice

President,

Chief

Financial

Officer

of

The

Cato

Corporation

(the
“Company”), certify,

pursuant to

Section 906 of

the Sarbanes-Oxley

Act of

2002, 18

U.S.C. Section 1350,
that on the date of this

Certification:
1. the Form 10-Q of the Company for the quarter ended July 29, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934; and
2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 23, 2023

/s/ Charles D. Knight

Charles D. Knight

Executive Vice President

Chief Financial Officer